EXHIBIT 10.2

AMENDMENT TO PROMISSORY NOTE

This amendment to promissory note (this “Amendment”), dated as of April 8, 2022, is made and by and between Virgin Group Acquisition Corp. II, a Cayman Islands exempted company and blank check company (the “Maker”) and Virgin Group Acquisition Sponsor II LLC, or its registered assigns or successors in interest (the “Payee”).

WHEREAS, the Maker executed and delivered a promissory note dated as of September 28, 2021 for the benefit of Payee in the original principal amount of $1,000,000 (the “Note”); and

WHEREAS, the Maker and the Payee now desire to amend the Note as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Each capitalized term used herein that is not defined herein shall have the meaning assigned to such term in the Note.

2.	From and after the date hereof, the Principal Amount of the Note shall be one million five hundred thousand U.S. dollars ($1,500,000). All references to the Principal Amount in the Note shall be deemed to refer to the Principal Amount as amended by this Amendment.

3.	Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

4.	This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

5.	This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.	This Amendment shall be governed by New York law, without regard to conflicts of law principles.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their officers thereunto duly authorized, all as of the day and year first above written.

VIRGIN GROUP ACQUISITION CORP. II

By:	/s/ Evan Lovell
Name: Evan Lovell
Title: Director

VIRGIN GROUP ACQUISITION SPONSOR II LLC

By:	/s/ Kerry Graziola
Name: Kerry Graziola
Title: Alternate Director